UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)  October 23, 2000
                                           ----------------------

                             American River Holdings
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             (Exact name of registrant as specified in its chapter)

         California                       0-31525                68-0352144
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(State or other jurisdiction            (Commission          (IRS Employer
     Of incorporation)                  File Number)         Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California         95815
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code            (916) 565-6100
                                                          ----------------------

Page 1 of 6 Pages
The Index to Exhibits is on Page 3
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Item 5. Other Events.

        Registrant issued a press release October 20, 2000 announcing the financial results of the Registrant for the three and nine month periods ended September 30, 2000. The foregoing description is qualified by reference to the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

(99.1)  Press release dated October 20, 2000


                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             AMERICAN RIVER HOLDINGS


                             /s/ MITCHELL A. DERENZO
                             --------------------------------------------
                             Mitchell A. Derenzo, Chief Financial Officer

October 23, 2000




Page 2 of 6 Pages

                                INDEX TO EXHIBITS

Exhibit No.                  Description                                Page
-----------                  ------------                               -----
  99.1                       Press release of American River              4
                             Holdings dated October 20, 2000




Page 3 of 6 Pages